                                                                   EXHIBIT 99.1



                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                   TO THE HOLDERS OF:
BANK OF                 CORPORATE BOND-BACKED CERTIFICATES
  NEW                   Series 1998-CAT-1
 YORK                   Class A-1 Certificates
                        CUSIP NUMBER: 219-87H-AQ8

in accordance with the Standard Terms and Conditions
of Trust, The Bank of New York, as trustee submits the
following cash basis statement for the period ending:        SEPTEMBER 01, 2005


INTEREST ACCOUNT
----------------
Balance as of March 01, 2005                                                                                            $0.00
      Scheduled Income received on securities..........................                                         $1,042,343.00
      Unscheduled Income received on securities........................                                                 $0.00
      Interest Received on sale of securities..........................                                                 $0.00
LESS:
      Distribution to Class A-1 Holders................................                     $1,039,343.00
      Trustee Fees.....................................................                         $2,250.00
      Fees allocated for third party expenses..........................                           $750.00
Balance as of September 01, 2005                                                                 Subtotal               $0.00


PRINCIPAL ACCOUNT
-----------------
Balance as of March 01, 2005                                                                                            $0.00
      Scheduled Principal payment received on securities...............                                           $801,407.00
      Principal received on sale of securities.........................                                                 $0.00
LESS:
      Distribution to Class A-1 Holders................................                       $801,407.00
      Distribution to Swap Counterparty................................                             $0.00
Balance as of September 01, 2005                                                                 Subtotal               $0.00
                                                                                                  Balance               $0.00


              UNDERLYING SECURITIES HELD AS OF: September 01, 2005
                          $50,000,000 7.375% Debentures
                                    ISSUED BY
                                 CATERPILLAR INC
                              CUSIP# : 149-123-BE0